UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 1, 2024
Date of Report (Date of earliest event reported)

AptarGroup, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-11846 (Commission File Number)	36-3853103 (IRS Employer Identification No.)

265 Exchange Drive, Suite 301, Crystal Lake, Illinois 60014

(Address of principal executive offices)

Registrant’s telephone number, including area code: 815-477-0424

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	ATR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.03.	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 1, 2024, AptarGroup, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders of the Company approved an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to reflect new Delaware law provisions regarding officer exculpation (the “Amendment”), as further described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 22, 2024. The Amendment to the Certificate of Incorporation became effective upon the filing of the Certificate of Amendment to the Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware on May 1, 2024. The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Set forth below are the final voting results for each of the proposals submitted to a vote of the stockholders at the Annual Meeting.

Each of the three directors nominated for election was elected to serve until the Company’s 2027 Annual Meeting of Stockholders and until his or her successor has been duly elected and qualified. The voting results were as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
Sarah Glickman	54,633,297	1,780,170	37,404	3,404,617
Matt Trerotola	54,278,758	2,134,228	37,885	3,404,617
Ralf K. Wunderlich	55,071,340	1,242,855	136,676	3,404,617

Stockholders approved, on an advisory basis, the Company’s executive compensation. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
54,941,844	1,450,088	58,939	3,404,617

Stockholders approved the amendment to the Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
50,467,260	5,935,072	48,539	3,404,617

Stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
58,621,619	781,232	452,637	0

Item 9.01.	Financial Statement and Exhibits.

(d)	Exhibits

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of AptarGroup, Inc., dated May 1, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AptarGroup, Inc.

Date: May 2, 2024	By:	/s/ Kimberly Y. Chainey
Kimberly Y. Chainey
Chief Legal Officer and Secretary